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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         -------------------------------


       Date of Report (Date of earliest event reported): December 3, 2001



                       NANOPHASE TECHNOLOGIES CORPORATION

             (Exact name of registrant as specified in its charter)


         Delaware                   000-22333                     36-3687863
(State or other jurisdiction       (Commission                 (I.R.S Employer
     of incorporation)             File Number)              Identification No.)

                              1319 Marquette Drive
                           Romeoville, Illinois 60446

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (630) 771-6708



         (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certifying Accountants

(a) At a meeting held on November 27, 2001, the Board of Directors of the Company approved the engagement of McGladrey & Pullen, LLP as its independent auditors for the fiscal year ending December 31, 2001 to replace the firm of Ernst & Young LLP, who were dismissed as auditors of the Company effective December 3, 2001. The audit committee of the Board of Directors approved the change in auditors.

     The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2000, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated December 3, 2001 is filed as Exhibit
16.1 to this Form 8-K.

(b) The Company engaged McGladrey & Pullen, LLP as its new independent accountants as of December 3, 2001. Prior to this date, the Company did not consult with McGladrey & Pullen, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as defined in paragraph 304(a)(1)(iv) of Regulation S-K.


Item 7. Financial Statements and Exhibits

        (c)     Exhibits
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        16.1    Letter from Ernst & Young LLP dated December 3, 2001







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NANOPHASE TECHNOLOGIES CORPORATION


Date: December 4, 2001              By:   /s/ Joseph E. Cross
                                        ---------------------------------------
                                          Joseph E. Cross
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

16.1            Letter from Ernst & Young LLP dated December 3, 2001